Exhibit 10.1

Yucheng Technologies Limited September 2006 Corporate Presentation

Yucheng Highlights Disclosure Statement Forward Looking Statements This release may contain forward-looking statements within the meaning of the Private securities Litigation Reform Act of 1995. Forward looking statements are statements that are not historical facts. Such forward-looking statements, based upon the current beliefs and expectations of management, are subject to risks and uncertainties, which could cause actual results to differ from the forward-looking statements. The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: business conditions in China, changing interpretations of generally accepted accounting principles; outcomes of government reviews; inquiries and investigations and related litigation; legislation or regulatory environments, requirements or changes adversely affecting the businesses in which Yucheng Technologies is engaged fluctuations in customer demand; management of rapid growth; intensity of competition from other IT providers; market acceptance of new products; general economic conditions; geopolitical events and regulatory changes; as well as other relevant risks detailed in filings with the Securities and Exchange Commission. The information set forth herein should be read in light of such risks. The company does not assume any obligation to update the information contained in this press release or filings.

CONTENTS Yucheng Highlights Corporate Overview Appendix I: Deal Structure Appendix II: Industry Trends and Strategic Initiatives

Yucheng Technologies is a combination of: Sihitech: founded in 1999, a leading IT service & system integration company in China’s banking industry. e-Channels: founded in 2001, a leading web banking and multi-channel software and solution provider in China’s banking industry. China Unistone Acquisition Corp is an OTCBB listed blank check company formed with the sole intention of consummating a business combination with an operating business in the People’s Republic of China. As of June 30, 2006, China Unistone held approximately $18.5 million in a trust account maintained by an independent trustee ($5.36 per share in liquidation value). Yucheng is a leading provider of IT solutions to China’s growing financial services industry, with a proven local management team, prospects of sustainable and profitable growth, and sufficient capital to implement strategic initiatives and industry consolidationYucheng Highlights

Yucheng Highlights Leadership in Key Segments Fragmented Industry Landscape A leading local IT services and solutions provider focused on China’s banking industry Local management team with strong track record Established brand name and recognition in the industry - Market leadership in IT solutions and 70% market share in internet banking software Yucheng has the potential to emerge as the leading technology and outsourced services provider to China’s financial industry.Attractive Returns Highly attractive acquisition valuation at 9x P/E for 2005 and less than 5x P/E for 2006 (projected) provides a significant margin of safety China growth stories AND IT solutions and services companies for financial services are BOTH highly valued by Wall Street Minimum closing risk – liquidation value is at US$5.36. No dominant player in the industry Larger players like Digital China are not exclusively FSI focused Many 50-150 employee software shops in the industry. Management has access to attractive, highly accretive roll-up opportunities in higher margin outsourced and infrastructure service providers

Minimum integration risk – Synergies have begun to be realized On an operational level, Sihitech and e-Channels have effectively merged through integration of all key operations including sales, marketing and administrative support in one premise since July 2006. Following the successful win of CCB web banking project on a joint efforts basis in 2005, Yucheng expects to win a large follow-on web banking project this year. Combined R&D lab in partnership with Tsinghua University, the “MIT” and “Caltech” of China, to develop new banking solutions and platform, began operations in July 2006. Combined entity has achieved significant wins in web banking business consulting projects including ICBC, Hua Xia Commercial Bank, and CITIC Commercial Bank, and will likely get one from China Construction Bank. Yucheng Highlights

CONTENTS Yucheng Highlights Corporate Overview Appendix I: Deal Structure Appendix II: Industry Trends and Strategic Initiatives

Corporate Overview Corporate Snapshot All the leading domestic banks in China 550 employees Nationwide presence - 5 offices in China IT Solutions and Services US$25mn in sales; US$3.1mn in net profits - 2005 Customers Employees Operations Offerings Financials

Mission Enhancing the competitiveness of local financial institutions in China through information technology Corporate Overview

Delivery Platform Corporate Overview Yucheng offers localized one-stop total solutions for its clients through effective account management Account Management IT Consulting Systems Integration Software / Outsourced Operations Total Solution Systems Integration Strategic and technical review Infrastructure architecture Technology implementation - IT Consulting Targeted solutions for specific business functions IT Improvements existing business processes Software and Outsourced Operations Proprietary software platform On-going maintenance Service Application Tools

Multi-Channel Integration Platform Service Offerings System Service •Mainframe system services •Network services •System and network management services •Specific system services Software Service •Infrastructure & system development standard •Implementation of platform technologies •Customized implementation of 3rd application solutions •Business consulting and planning •Operational maintenance of applications Corporate Overview Product Technologies One-Stop Total Solution Internet bank Call center Counter business Loan business Human resource Operation CRM Analysis CRM Applications Network & System Supervision Management Risk & Security Management System Integrated Dev. Environ. Transaction Container Business Services Business Core Components E-ATM System Teller System HR System Other Systems Security Alliance Main Industry Vendor Debit Card System Auditing System Tech. Core Components Channel process Components

Corporate Overview Senior management has extensive experience in serving the financial services industry in multiple disciplines: core banking know-how; capabilities in software development; and systems integration consulting Proven Management Team Co-founder of Sihitech Chairman and CEO, Sihitech VP of PC Department, Secom China Ltd. General Manager, GIT Holds a B.E and EMBA degree from Tsinghua University Mr. Weidong Hong Co-founder of e-Channels Chairman and CEO, e-Channels General Manager of Info Product Dept, Finance Project & System Integration Dept., Nantian Group Holds B.E of Automation from Beijing Polytechnic University Mr. Shuo Zeng CEO COO CFO of Sihitech Controller of Lenovo Group Financial Controller of Delano Technologies (NASDAQ: DTEC) Certified General Accountant (C.G.A.) of Canada Holds B.A. from Beijing Foreign Studies University and Master of Education from University of Toronto Mr. Peter Li CFO

Corporate Overview The Board understands the overall industry trends and can offer strategic guidance in organic growth and acquisition plan Board of Directors Managing General Partner – Staples Asia Investment; Former Senior Advisor to Chinatrust Commercial Bank; Board member of several companies, including MDS, a leading IT banking solution provider in Taiwan; Former co-founder and CEO of two venture companies; Former investment banker with Goldman Sachs NY & HK; Holds AB and AM, MBA and JD - Harvard UniversityMr. Chih Cheung General Manager and President of the Credit Card Division of China Merchants Bank Former Executive Vice President of the Retail Banking Division of Chinatrust Commercial Bank; Former Financial Director of AIG Credit Card Company; Member of the Advisory Board of Visa International; Graduated from Keynes University and New York University. Mr. Chi Wei Joong Chairman Board Director Associate Dean & Professor of Finance, Tsinghua University; Director of School of Economics and Management, Tsinghua University; Assistant to Chairman of Esquel Group; Holds MBA, MIT Sloan School of Management; PhD. in Engineering Economics, Tsinghua University; BE in Electrical Engineering, Tsinghua University. Mr. Liao Li Board Director

Corporate Overview • Headquarters • Regional Centers Offices Beijing •ShanghaiXian • Fuzhou •GuangzhouExtensive Footprint Yucheng has an extensive footprint to serve its clients nationwide

Top Tier Nationwide Banks Other Commercial Banks Yucheng has served all leading financial institutions in China and is well positioned to win future businesses Leading Customers Corporate Overview

Corporate Overview Market Leadership 1 The Top local IT services and solutions provider focused in China banking industry Leading provider of web banking solutions to PRC Tier I banks (Market Share: 70% - measured by number of users) Ranked one of the top 5 largest IT foreign and local solution providers in China’s banking industry by IDC in 2006 1 1

Competitive Advantages Exclusive focus on banking and financial services industry Extensive account management relationships Proven, reliable and quality execution High-value, cost-effective product offerings Comprehensive product and service offerings uniquely tailored for the China Market Localized one-stop total solution for our clients “Right of First Call” - Opportunity to participate in new IT spending Experienced and recognized local management team Industry leadership and reputation Ability to identify, acquire and integrate complementary IT vendors Corporate Overview

Audited Financials Revenues (Mn USD) Net profits (Mn USD) 2005 was a transitional year as Yucheng shifts its focus from hardware sales to solutions and outsourced services Corporate Overview 25.230.524.62003200420053.143.181.12200320042005

2004 & 2005 - Sales & Gross Profit Distribution Analysis Systems Integration was no longer the largest contributor to revenue in 2005 High value-added non-SI businesses contribution to the gross margin greatly exceeded system integration Segment Analysis Highly profitable IT Solutions contributes more and more to total profit Corporate Overview System Integration, 79%System Integration, 48%System Integration, 19%IT Consulting, 14%IT Consulting, 23%IT Consulting, 34%IT Consulting, 38%System Integration, 58%SW & Outsource., 7%SW & Outsource., 19%SW & Outsource., 18%SW & Outsource., 43%04 Sales05 Sales04 Gross Profit05 Gross Profit

Revenue (Mn USD) Net profit (Mn USD) Un-audited first half 2006 financials demonstrate significant growth over first half 2005 in both revenues and net profits CAGR=50% CAGR=20% Corporate Overview Growth Trends 14.111.72005 half year2006 half year1.52.22005 half year2006 half year

CONTENTS Yucheng Highlights Corporate Overview Appendix I: Deal Structure Appendix II: Industry Trends and Strategic Initiatives

yucheng 宇信易诚

Deal Terms

Overall Structure

The valuation for the transaction is highly attractive to China Unistone shareholders

Existing Yucheng Cash

- China Unistone will pay US$4 million in cash as part of the transaction
- The combined net working capital for Sihitech and e-Channels MUST exceed US$4 million at Closing

China Unistone Shares

- China Unistone will issue about 3.9 million shares, representing less than 7x 2005 P/E
- China Unistone will issue an additional 1.4 million shares tied to 2005 and 2006 performances, combined representing 9.1x 2005 P/E and 4.8x 2006 P/E (projected)

12 month Lock-up

- All shares issued to Yucheng will be subjected to a 12-month lockup from the date of Closing

Yucheng Technologies Limited © 2006

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Highly Incentivized Management Cash Bonus for Share Price Increase Share Bonus for Earning Growth US$5 million bonus if CUAQ receives an aggregate of US$34.5 million in gross proceeds in additional financings (i.e. successful warrant exercising after share price is maintained at US$8.50) US$1 million bonus if share price (at least 60 consecutive trading days) is above is US$10.00 in 2006 US$2.0 million if Share Price Average is above $12.00 in 2007 US$3.0 million if Share Price Average is above $14.40 in 2008 Total cash bonus will not exceed US$10 million 952,832 shares each year from 2007-2010 for meeting or exceeding 40% annual growth in net profits: Year ending December 31 Net Profit 2007 US$8.5 million 2008 US$11.9 million 2009 US$16.7 million 2010 US$23.3 million All-or-nothing share bonus plan Deal Terms

Deal Terms Number of shares immediately post transaction: 9.5mm shares (includes 5.3 mm shares to targets, of which 1.4mm tied to 05-06 performances) 6.9mm warrants outstanding Cash per share post transaction ($1.78 immediately upon close - assumes $17mm cash and 9.5mm shares) 2005 Earnings per share based on 8.8 mm shares (excluding 773,000 shares tied to performance in 2006) is $0.36 2006 Estimated Earnings per share if management hits the net profits target ($0.63, assumes $6mm earnings and 9.5 million shares) EPS growth if management hits 40% growth is about 30% for common shareholders (before CUAQ warrant conversion) Post-Transaction Overview

CONTENTS Yucheng Highlights Corporate Overview Appendix I: Deal Structure Appendix II: Industry Trends and Strategic Initiatives

Industry Trends
Focus on Banking

The four state-owned commercial banks account for 65% of total IT spending in banking today but the other 34,000+ will need to improve IT infrastructure to stay competitive


People's Bank of China
(PBC)
China Banking Regulatory Commission
(CBRC)
State-owned Commercial Bank
4
65%
Industrial and Commercial Bank of China
(ICBC)
Agricultural Bank of China
(ABC)
Bank of China
(BOC)
China Construction Bank
(CCB)
Policy Bank
3
The State Development Bank of China
The Agricultural Development Bank of China
The Export-Import Bank of China
Rural Credit Cooperative
34,577
Joint Stock Commercial Bank
11
Bank of Communications
China Minsheng Banking Corp. Ltd
Guangdong Development Bank
CITIC Industrial Bank
Huaxia Bank
China Merchants Bank
China Everbright Bank
Shanghai Pudong Development Bank
Shenzhen Development Bank
Fujian Industrial Bank
Evergrowing Bank Co., Ltd
City Commercial Bank
112
Beijing City Commercial Bank
Shanghai Commercial Bank
Guangzhou Commercial Bank
Others......

Yucheng Technologies Limited © 2006
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Opportunities Banks Willing to Engage Third Parties Too many priority projects to achieve or maintain competitiveness Lack of internal expertise on latest approaches in key operating areas such as internet service platforms, consumer data consolidation; and loan processing Local Banks Face Increased Competition Foreign competition (post WTO ) Local competition from private banks Privatization of state-owned banks Need for IT Solutions About 35,000 banks Most lack basic infrastructure Need to leverage IT to deliver better customer services and increase margins to SURVIVE Trends toward OutsourcingLack of strong internal IT resources, experiences, systems and processes Need to outsource non-core functions China’s desire to support native companies. Growth Drivers Industry Trends

Market Forecast Banking Solution Market Size & Forecast, 2004-2009 Source: 2005 IDC Report - PRC Banking Industry IT Solution Market Research CAGR=21.7% IDC forecasts robust 21% CAGR for banking solutions for the next 5 years… …Furthermore, total IT spending for banks alone will reach US$6.6 Billion by 2009 Revenue (Mn USD) Industry Trends 1,2991,096905744606487200420052006200720082009

Few bigger players like Digital China or Vanda are not focused in financial services Many smaller IT service providers, concentrating in either a segment/application or geographic area or a certain bank Dominant in high-end IT consulting… Local IT service industry is highly fragmented with many smaller IT service providers with only 50-150 employees Digital China Vanda Global Info Tech Local IT service providers But, uncompetitive in pricing IBM- Global Services Bearing Point Accenture Global IT service providers Competitive Landscape2 major groups of competitors Industry Trends

“one-stop” total solution, leading technology in electronic channel application compete Local IT service providers focus in financial services industry compete & acquire scale of economy dominate compete & collaborate strong account management capability competitive pricing collaborate & compete In-depth knowledge of Chinese banks business practice collaborate Global IT service providers Yucheng’s Competitive Edge Yucheng’s Competitive Strategy Competitive LandscapeYucheng’s Competitive Strategy Industry Trends

Strategic Initiatives Step-by-Step Plan Yucheng has rapidly moved from Systems Integration to IT Consulting, Software and Outsourced Operations 2006 Building Market Share in IT Platform 2007-2008 Winning Outsourced Mandates 2009 and Beyond Consolidating Market Share Product Value Chain Migration Expansion of the e-Banking Software Platform Development of core offerings related to the e-Banking platform We will leverage our existing knowledge of core banking and our extensive relationships with leading banks to move up the value chain in IT consulting, software and outsourced solutions Focus on Transaction and Data Service Management and Business Process Outsourcing

Strategic Initiatives Acquisition Strategy Post closing, Yucheng will aggressively pursue acquisitions to accelerate value chain migrationIT Solutions Application Solutions highly complementary to current solution suite IT Solutions in insurance and security industry Transaction processing solutions Outsourced Operations Maintenance operations Multi-channel operations ATM and POS maintenance and operations Transaction processing operations

Yucheng will expand vertically into smaller banks and horizontally into other segments of the financial services industry Banking System - Nationwide banks - Cross-regional commercial banks - Regional commercial banks - Rural credit cooperatives Securities Companies Assets Management Companies Insurance Companies Leading IT services provider to China’s financial services industry Deeper Penetration of Banks Broad Move into New Segments Investment Banks Strategic Initiatives Customer Base Expansion